EXHIBIT 10.b

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (the “Agreement”) is made and entered into this 16th day of September, 2003, by and between Quad Metals Corporation, a Nevada corporation (the "Purchaser") and DataJungle Ltd., a Canadian corporation (the "Company"), the shareholders of the Company listed on Schedule 1.4 (collectively, the "Vendors") and the holders of certain instruments of debt of the Company listed in Schedule 1.5 (collectively, the "Debtors").

RECITALS

A.

Purchaser is a corporation organized and existing under the laws of the State of Nevada and has authorized capital consisting of 300,000,000 shares of $.001 par value common stock (“Purchaser Common Stock”), of which 1,909,493 shares are issued and outstanding and 10,000,000 shares of preferred stock of which none are issued and outstanding.

B.

Company is a corporation organized and existing under the laws of Canada and has unlimited authorized no par value common stock (“Company Common Stock”), of which 12,922,859 shares are issued and outstanding.

C.

Company is indebted to the Debtors in the aggregate of C$787,391.95 which debt is convertible or that the Company has deemed to be convertible into shares of Company Common Stock at the rate of 6.6667 shares (i.e. C$0.15 per Company Common Stock) of Company Common Stock for each C$1.00 of debt so converted (the “Convertible Debt”);

D.

The Boards of Directors of Purchaser and Company deem it in the best interests of the shareholders of their respective corporations that Purchaser will acquire all or substantially all of the outstanding shares of Company Common Stock in exchange for authorized but as yet unissued shares of Purchaser Common Stock (the “Share Exchange”) in accordance with the following terms.

ARTICLE 1

Share Exchange

1.1

Share Exchange.  Each of the Vendors severally agree to sell, assign and transfer to the Purchaser and the Purchaser hereby agrees to purchase from each such Vendor, all of their respective shares of the Company Common Stock for shares of newly issued Purchaser Common Stock in the ratio of 0.6 shares of Purchaser Common Stock for each share of Company Common Stock so sold (in total, assuming all shares of Company Common Stock are sold and exchanged, 7,753,719 shares of Purchaser Common Stock plus the amount in respect of any Company Common Stock issued in respect of the conversion of any Convertible Debt on or before the Closing Date).

1.2

Treasury Shares.  Any shares of Company Common Stock held in the treasury of Company on the Closing Date will not be deemed to be issued or outstanding for purposes of the Share Exchange. All such treasury shares shall automatically be cancelled, and no shares of the Purchaser Common Stock will be issued in respect of such treasury shares or options.

1.3

Fractional Shares.  No fractional shares of Purchaser Common Stock will be issued in respect of the exchange.  In lieu of any fractional share that would otherwise be required to satisfy the exchange ratio, Purchaser shall pay the surrendering holder of Company Common Stock one share of Purchaser Common Stock.

1.4

Exchange of Shares.  On the Closing Date, each Vendor shall deliver any and all certificates representing Company Common Stock owned by such Vendor to Purchaser, or its appointed agent, in such manner as Purchaser shall reasonably require.  Upon receipt of any such certificates, Purchaser will issue in payment and exchange therefore a certificate representing the number of shares of Purchaser Common Stock the particular Vendor is entitled to receive pursuant to the provisions of Section 1.1, as is set out beside the name of such Vendor in Schedule 1.4.  By execution of this Agreement each of the Vendors hereby appoints Larry Bruce, Vice President Finance of the Company, as their lawful attorney for the purpose of effecting the transfer of the Company Common Stock held by them and otherwise executing such documents and doing such things as shall be necessary to give full effect to this Agreement (including, without limitation, the ability to grant any extensions or modifications necessary to affect the closing of this Agreement; provided however that such modifications shall not effect the number of shares of Purchaser Common Stock such Vendor is entitled to receive pursuant to the Share Exchange).

1.5

Debt Exchange.  Each of the Debtors severally agree to sell, assign and transfer to the Purchaser and the Purchaser hereby agrees to purchase from each such Debtor, all of their respective portion of the Convertible Debt, which shall be converted on the Closing Date into shares of Purchaser Common Stock at an exchange ratio of 6.6667 shares of Purchaser Common Stock for each Canadian dollar of  Convertible Debt so converted.  On the Closing Date, each Debtor shall deliver any and all written instruments evidencing such Convertible Debt owned by such Debtor to Purchaser, or its appointed agent, in such manner as Purchaser shall reasonably require.  Upon receipt of any such written instruments, Purchaser will issue in payment therefore a certificate representing the number of shares of Purchaser Common Stock the particular Debtor is entitled to receive pursuant to the provisions of this Section 1.5, as is set out beside the name of such Debtor in Schedule 1.5.

1.6

Options.  Effective immediately upon closing and without further action by the Company or the Vendor each option as listed in Schedule 1.6 to purchase Company Common Stock outstanding as of the Closing Date and whether or not vested in the holder of the options shall be exchangeable for 0.6 options to purchase Purchaser Common Stock at the same exercise price.

ARTICLE 2

Representations and Warranties of Purchaser

Purchaser makes the following covenants, representations and warranties in favor of the Company and each of the Debtors and Vendors which representations and warranties shall be true as of the date hereof and as of the Closing Date:

2.1

Organization and Qualification.  Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has the requisite corporate power and authority to carry on its business as it is now being conducted.  Purchaser is duly qualified to do business and is in good standing in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on the business, financial condition or results of operations of Purchaser taken as a whole (a "Material Adverse Effect").

2.2

Corporate Records.  The corporate records and minute books of the Purchaser contain complete and accurate minutes of all meetings of the directors and shareholders of the Purchaser held since the inception of the Purchaser; all such meetings were duly called and held; the Articles of Incorporation and By-Laws and the shareholder, transfer and director registers, are complete and accurate.

2.3

Capitalization.  As of the date hereof, the authorized capital stock of Purchaser consists of 300,000,000 shares of $0.001 par value common stock, of which 1,909,493 Shares are issued and outstanding, and 10,000,000 shares of preferred stock, of which none are issued and outstanding.  Except as set forth in Schedule 2.3, there are no options, warrants, puts, calls or other rights, agreements or commitments of any character whatsoever whether by law, or pre-emptive or contractual right or that are capable of becoming a legally enforceable agreement requiring the issuance, sale, transfer or repurchase by Purchaser of any shares of capital stock of Purchaser or any securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares of capital stock of Purchaser.  All of the outstanding shares of capital stock of  Purchaser have been duly authorized, validly issued and are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any preemptive rights.  Each of the shares of Purchaser Common Stock to be issued pursuant to Section 1.4 and Section 1.5 shall be newly issued, duly authorized, validly issued and entered on the books of the Purchaser as fully paid and non-assessable shares of Purchaser Common Stock.

2.4

Authority.  Purchaser has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Purchaser's Board of Directors, no other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes the valid and legally binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

2.5

Financial Statements.  The audited financial statements of Purchaser for the fiscal years ended December 31, 2001 and 2002, and the unaudited quarterly financial statements for the periods ending March 31, 2003 and June 30, 2003, which have been previously delivered to Company, present fairly in all material respects the financial position, results of operations and changes in cash flow of Purchaser as of the dates thereof and for the periods indicated therein in conformity with United States generally accepted accounting principles (except as otherwise indicated in such financial statements and the notes thereto) on a basis consistent with prior periods.

2.6

Assets.  The Purchaser has good and marketable title to its assets free and clear of all mortgages, security interests, charges, liens, encumbrances and claims or demands of any nature whatsoever or howsoever arising, excepting only those matters disclosed in the Financial Statements, including without limiting the generality of the foregoing, the books of account, cash on hand and in the bank, accounts receivable, trademarks, copyrights, securities, goods, tools, furniture, fixtures, equipment, vehicles and supplies of the Purchaser.  Except as disclosed in Schedule 2.6 hereto, the Purchaser does not own or lease any real property and each of the leases so disclosed is in good standing and in full force and effect without amendment thereto and the Purchaser is not in breach of any of the covenants, conditions or agreements contained in such leases.

2.7

Liabilities.  Other than as set out in Schedule 2.7, there are no amounts due and owing or that may become due and owing at any time hereafter by Purchaser under any current or former fee agreement, employment contract, termination agreement, severance package, profit sharing plan or deferred compensation plan or similar arrangement with any of its current or former officers, directors, shareholders or employees or to any person or company not dealing at arm's length with any of the Purchaser.  Except as disclosed in the Financial Statements, the Purchaser is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities, contingent or otherwise, or indebtedness of any other person and does not have any other liabilities or obligations, direct, or indirect, whether accrued, absolute, contingent or otherwise ("Liabilities"), except for Liabilities that will not have a Material Adverse Effect and that will not have a material adverse effect on the ability of Purchaser to consummate the transactions contemplated hereby.

2.8

Employees.  The Purchaser has no employees and has had none since 1992.

2.9

No Violations; Consents.

(a)

Neither the execution and delivery of this Agreement by Purchaser nor the consummation of the transactions contemplated hereby, nor compliance with any of the provisions hereof will: (i) violate, conflict with, or result in breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under any of the terms, conditions or provisions of (x) its charter or by-laws or (y) any material note, bond, mortgage, indenture, deed of trust, agreement, lien, contract or other instrument or obligation to which Purchaser or any of its shareholders is a party or to which any of them, or any of their respective properties or assets, may be subject or by which Purchaser is bound; or (ii) subject to compliance with the statutes and regulations referred to in Section 2. 9(b), violate any judgment, ruling, order, writ, injunction, determination, award, decree, statute, ordinance, rule or regulation applicable to Purchaser or any of its shareholders or any of their respective properties or assets (except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations or accelerations , or any consents, approvals or notices which if not given or received, would not have any Material Adverse Effect on the business, financial condition or results of operations of Purchaser taken as a whole or on the ability of Purchaser to consummate the transactions contemplated hereby).

(b)

There is (i) no legal impediment to Purchaser's consummation of the transactions contemplated by this Agreement, and (ii) no filing or registration with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by Purchaser of the transactions contemplated by this Agreement; except (i) for such filings or registrations which, if not made, or for such authorizations, consents or approvals which, if not received, would not have any Material Adverse Effect on the business, financial condition or results of operations of Purchaser taken as a whole or on the ability of Purchaser  to consummate the transactions contemplated hereby, and (ii) for such filings, registration, authorization, consent or approvals as may be required by the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "Hart-Scott-Rodino Act"), and the Nevada Business Corporations Act.

2.10

Litigation.  Except as disclosed on Schedule 2.10, there are no actions, suits or administrative proceedings of any nature pending or threatened by or against the Purchaser or its officers or directors in their capacity as such, whether at law or in equity, and Purchaser is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success and which are reasonably likely to have a Material Adverse Effect on the Purchaser.

2.11

Taxes.  Except as set forth on Schedule 2.11, Purchaser has timely filed or caused to be timely filed with the appropriate Federal, state, local and foreign governmental agencies, all material tax returns, information returns, forms and reports required to be filed and have timely paid in full all taxes shown to be due on or before the date hereof in respect of such tax returns.  For purposes of this Agreement, the term "Tax" shall include all employee source deductions, customs duties, income, sales, capital and property taxes of any kind that are leviable on or relate to any income, profits, business, assets, transactions or activities of Purchaser.  Except as set forth in Schedule 2.11, there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing by the Purchaser, of any report or return with respect to Taxes or with respect to the payment by the Purchaser of any Taxes, or penalties, interest and fines in respect thereof.  There are no actions, suits, proceedings, investigations, audits or claims now pending or, to the best of the knowledge, information and belief of the Purchaser (after due inquiry), threatened against the Purchaser, in respect of any Taxes or any penalties, interest and fines in respect thereof and there are no matters under discussion with any taxation or other governmental authority relating to any such Taxes, penalties, interest and fines.  The Purchaser has withheld from all payments made by it to any person, including its officers, directors and employees and any non-resident persons to whom any payment has been made, the amount of all Taxes and other deductions required to be withheld therefrom and has paid the same when due to the proper taxation or other governmental authority.  The Federal and state income tax returns of Purchaser have been examined for all taxable years through the fiscal year ended December 31, 2002.  The Federal income tax returns of Purchaser are not being audited as of the date of the execution of this Agreement.  Purchaser has not made any consent under Section 341(f) of the Code. Any accrued current liability for Taxes (which shall not include an accrual for the current portion of and deferred tax assets or liabilities) in the balance sheet of Purchaser at December 31, 2002 adequately provides for all unpaid Taxes for periods ending on or prior to the date thereof.

2.12

Insolvency.  There are no petitions for a receiving order in bankruptcy filed against it, nor has any voluntary assignment in bankruptcy been made by the Purchaser, nor has any proposal been made by or in respect of the Purchaser, under the provisions of  any U.S. Federal or State bankruptcy acts or regulations;

2.13

Insurance.  The Purchaser will maintain up to the Closing Date insurance on all of its physical assets in form and coverage amount consistent with its practices of the last two (2) fiscal years;

2.14

Intellectual Property.  The conduct of the business of the Purchaser does not infringe upon the patents, trade marks, trade names or copyrights, domestic or foreign, of any other person, firm or Purchaser.

2.15

Brokerage Fees.  Except as set forth in Schedules 2.15, Purchaser has not retained any financial adviser, broker, agent or finder or paid or agreed to pay any financial adviser, broker, agent or finder on account of this Agreement or any transaction contemplated hereby.

2.16

Absence of Certain Changes.  Except as contemplated herein or set forth on Schedule 2.16, since December 31, 2002, there has not occurred (i) any material adverse change in the business, financial condition or results of operations of Purchaser or (ii) any loss or damage to any of the properties of Purchaser (whether or not covered by insurance) which has had or would be likely to have a Material Adverse Effect. Except as set forth on Schedule 2.16, Purchaser has not since December 31, 2002:

(a)

paid or declared any dividends or other distributions upon its stock or redeemed, purchased or otherwise acquired any of its shares of stock, except as specifically contemplated by this Agreement;

(b)

sold, assigned, transferred, mortgaged, pledged, subjected to any material lien, adverse claim or other encumbrance or suffered any material lien, adverse claim or other encumbrance on any of its material tangible or intangible assets, including material copyrights, trademarks trade names, patents and licenses, except in the ordinary course of business;

(c)

made any material changes in employee compensation or benefit plans and programs, except in the ordinary course of business and consistent with past employment practices or as required by agreement or law;

(d)

entered into any other material transaction, except in the ordinary course of business or as specifically contemplated by this Agreement;

(e)

paid or incurred any material obligation or liability (absolute or contingent), except obligations or liabilities incurred in the ordinary course of the operation of its business as carried on at and prior to the date of this Agreement;

(f)

canceled without payment in full or compromised any material claim, notes, loans or obligations or other rights of value receivable from any person, except in the ordinary course of business;

(g)

issued or authorized the issuance of additional shares of stock or any options, warrants or rights to acquire any shares of its stock, as the case may be, or made any contribution to the equity capital of any entity.

(h)

terminated or made any material amendment to any material contract, lease, license or any other material agreement, except in the ordinary course of business; or

(i)

entered into any agreement or understanding to do any of the foregoing.

2.17

Compliance with Laws.  Except as previously disclosed in writing to Company, Purchaser is in compliance with all federal, state, local and foreign laws, ordinances, rules, regulations and orders currently applicable to the current or former businesses or properties of Purchaser including, without limitation, all rules, regulations and administrative orders relating to anti-competitive practices, discrimination, employment, health, and safety, except for such matters of non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect. Schedule 2.17 contains a list of all judicial consents, orders or decrees under which Purchaser is operating or by which it is bound, copies of which have been furnished to Company.

2.18

SEC Filings.  Except as previously disclosed in writing to Company, Purchaser is current with all filings required by the United States Securities Act of 1933, as amended (the "1933 Act") and the Securities and Exchange Act of 1934.

2.19

OTCBB.  Purchaser is approved for trading on the National Association of Securities Dealers Over-the-Counter Bulletin Board (the "OTCBB") and shall remain eligible for such quotation as of the Closing Date.

2.20

Accuracy of Information Furnished.  No statement by Purchaser contained in this Agreement or furnished in writing to Company contains any untrue statement of a material fact, or omits to state any material fact which is necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

ARTICLE 3

Representations and Warranties of Company

Company makes the following representations and warranties in favor of the Purchaser which representations and warranties shall be true as of the date hereof and as of the Closing Date:

3.1

Organization and Qualification.  Company is a corporation duly organized, validly existing and in good standing under the laws of Canada and has the requisite corporate power and authority to carry on its business as it is now being conducted.  Company is duly qualified to do business and is in good standing in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

3.2

Corporate Records.  The corporate records and minute books of the Company contain complete and accurate minutes of all meetings of the directors and shareholders of the Company held since the inception of the Company; all such meetings were duly called and held; the Articles of Incorporation and By-Laws and the shareholder, transfer and director registers, are complete and accurate.

3.3

Capitalization.  The authorized capital stock of Company consists of an unlimited number of shares of no par value common stock, of which there are 12,922,859 shares issued and outstanding.  As of the Closing Date the number of issued and outstanding shares of Company Common Stock shall be not more than 12,922,859 plus the number of shares that will have been issued or may be issuable pursuant to the conversion of Convertible Debt on or before the Closing Date.  All of the outstanding shares of capital stock of  Company have been duly authorized, validly issued and are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any preemptive rights.

3.4

Rights to Issue.  As of the date hereof the Company has an aggregate of C$1,388,787.26 of debt. Of this debt, C$787,391.95 is Convertible Debt.  Except as set forth in this paragraph or otherwise as in Schedule 3.4, there are no options, warrants, puts, calls or other rights, agreements or commitments of any character whatsoever whether by law, or pre-emptive or contractual right or that are capable of becoming a legally enforceable agreement requiring the issuance, sale, transfer or repurchase by Company of any shares of capital stock of Company or any securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares of capital stock of Company.

3.5

Authority.  Company has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Company’s Board of Directors, no other corporate proceedings on the part of Company are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Company and constitutes the valid and legally binding obligation of Company enforceable against Company in accordance with its terms.

3.6

Financial Statements.  Subject to final edits which shall not differ materially from the draft version, the draft of the audited financial statements of Company for the fiscal years ended June 30, 2002 and June 30, 2003 (the “Draft Statements”), which have been previously delivered to Purchaser, present fairly in all material respects the financial position, results of operations and changes in cash flow of Company as of the dates thereof and for the periods indicated therein in conformity with generally accepted accounting principles (except as otherwise indicated in such financial statements and the notes thereto) on a basis consistent with prior periods.  Company covenants with Purchaser to deliver, within thirty days of the Closing Date, copies of the final audited financial statements of Company for the fiscal years ended June 30, 2002 and June 30, 2003 which shall not differ materially from the Draft Statements.

3.7

Assets.  The Company has good and marketable title to its assets free and clear of all mortgages, security interests, charges, liens, encumbrances and claims or demands of any nature whatsoever or howsoever arising, excepting only those matters disclosed in the Financial Statements, including without limiting the generality of the foregoing, the books of account, cash on hand and in the bank, accounts receivable, trademarks, copyrights, securities, goods, tools, furniture, fixtures, equipment, vehicles and supplies of the Company.  Except as disclosed in Schedule 3.7 hereto, the Company does not own or lease any real property and each of the leases so disclosed is in good standing and in full force and effect without amendment thereto and the Company is not in breach of any of the covenants, conditions or agreements contained in such leases.

3.8

Liabilities.  Other than as set out in Schedule 3.8 there are no amounts due and owing or that may become due and owing at any time hereafter by Company under any current or former fee agreement, employment contract, termination agreement, severance package, profit sharing plan or deferred compensation plan or similar arrangement with any of its current or former officers, directors, shareholders or employees or to any person or company not dealing at arm's length with any of the Company.  Except as disclosed in the Financial Statements, the Company is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities, contingent or otherwise, or indebtedness of any other person and does not have any other liabilities or obligations, direct, or indirect, whether accrued, absolute, contingent or otherwise ("Liabilities"), except for Liabilities that will not have a Material Adverse Effect and that will not have a material adverse effect on the ability of Company to consummate the transactions contemplated hereby.

3.9

Employees.  Schedule 3.9 sets out a list of all the employees of the Company.

3.10

No Violations; Consents.

(a)

Neither the execution and delivery of this Agreement by Company nor the consummation of the transactions contemplated hereby, nor compliance with any of the provisions hereof will: (i) violate, conflict with, or result in breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under any of the terms, conditions or provisions of (x) its charter or by-laws or (y) any material note, bond, mortgage, indenture, deed of trust, agreement, lien, contract or other instrument or obligation to which Company or any of its shareholders is a party or to which any of them, or any of their respective properties or assets, may be subject or by which Company is bound; or (ii) subject to compliance with the statutes and regulations referred to in Section 3.10(b), violate any judgment, ruling, order, writ, injunction, determination, award, decree, statute, ordinance, rule or regulation applicable to Company or any of its shareholders or any of their respective properties or assets (except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations or accelerations , or any consents, approvals or notices which if not given or received, would not have any Material Adverse Effect on the business, financial condition or results of operations of Company taken as a whole or on the ability of Company to consummate the transactions contemplated hereby).

(b)

There is (i) no legal impediment to Company's consummation of the transactions contemplated by this Agreement, and (ii) no filing or registration with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by Company of the transactions contemplated by this Agreement; except (i) for such filings or registrations which, if not made, or for such authorizations, consents or approvals which, if not received, would not have any Material Adverse Effect on the business, financial condition or results of operations of Company taken as a whole or on the ability of Company  to consummate the transactions contemplated hereby, and (ii) for such filings, registration, authorization, consent or approvals as may be required by the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "Hart-Scott-Rodino Act"), and the Nevada Business Corporations Act.

3.11

Litigation.  Except as disclosed on Schedule 3.11, there are no actions, suits or administrative proceedings of any nature pending or threatened by or against the Company or its officers or directors in their capacity as such, whether at law or in equity, and Company is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success and which are reasonably likely to have a Material Adverse Effect on the Company.

3.12

Taxes.  Except as set forth on Schedule 3.12, Company has timely filed or caused to be timely filed with the appropriate Federal, provincial, local and foreign governmental agencies, all material tax returns, information returns, forms and reports required to be filed and have timely paid in full all taxes shown to be due on or before the date hereof in respect of such tax returns.  For purposes of this Agreement, the term "Tax" shall include all employee source deductions, customs duties, income, sales and property taxes of any kind that are leviable on or relate to any income, profits, business, assets, transactions or activities of Company.  Except as set forth in Schedule 3.12, there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing by the Company, of any report or return with respect to Taxes or with respect to the payment by the Company of any Taxes, or penalties, interest and fines in respect thereof.  There are no actions, suits, proceedings, investigations, audits or claims now pending or, to the best of the knowledge, information and belief of the Company (after due enquiry), threatened against the Company, in respect of any Taxes or any penalties, interest and fines in respect thereof and there are no matters under discussion with any taxation or other governmental authority relating to any such Taxes, penalties, interest and fines.  The Company has withheld from all payments made by it to any person, including its officers, directors and employees and any non-resident persons to whom any payment has been made, the amount of all Taxes and other deductions required to be withheld therefrom and has paid the same when due to the proper taxation or other governmental authority.  The Federal income tax returns of Company have been examined for all taxable years through the fiscal year ended June 30, 2002.  The Federal income tax returns of Company are not being audited as of the date of the execution of this Agreement.  The balance sheet of Company at June 30, 2003 adequately provides for all unpaid Taxes for periods ending on or prior to the date thereof.

3.13

Insolvency.  There are no petitions for a receiving order in bankruptcy filed against it, nor has any voluntary assignment in bankruptcy been made by the Company, nor has any proposal been made by or in respect of the Company, under the provisions of the Bankruptcy Act of Canada;

3.14

Insurance.  The Company will maintain up to the Closing Date insurance on all of its physical assets in form and coverage amount consistent with its practices of the last two (2) fiscal years;

3.15

Brokerage Fees.  Except as set forth in Schedule 3.15 Company has not retained any financial adviser, broker, agent or finder or paid or agreed to pay any financial adviser, broker, agent or finder on account of this Agreement or any transaction contemplated hereby.

3.16

Absence of Certain Changes.  Except as contemplated herein or set forth on Schedule 3.16, since June 30, 2003, there has not occurred (i) any material adverse change in the business, financial condition or results of operations of Company or (ii) any loss or damage to any of the properties of Company (whether or not covered by insurance) which has had or would be likely to have a Material Adverse Effect. Except as set forth on Schedule 3.16, Company has not since June 30, 2003:

(a)

paid or declared any dividends or other distributions upon its stock or redeemed, purchased or otherwise acquired any of its shares of stock, except as specifically contemplated by this Agreement;

(b)

sold, assigned, transferred, mortgaged, pledged, subjected to any material lien, adverse claim or other encumbrance or suffered any material lien, adverse claim or other encumbrance on any of its material tangible or intangible assets, including material copyrights, trademarks trade names, patents and licenses, except in the ordinary course of business;

(c)

made any material changes in employee compensation or benefit plans and programs, except in the ordinary course of business and consistent with past employment practices or as required by agreement or law;

(d)

entered into any other material transaction, except in the ordinary course of business or as specifically contemplated by this Agreement;

(e)

paid or incurred any material obligation or liability (absolute or contingent), except obligations or liabilities incurred in the ordinary course of the operation of its business as carried on at and prior to the date of this Agreement;

(f)

canceled without payment in full or compromised any material claim, notes, loans or obligations or other rights of value receivable from any person, except in the ordinary course of business;

(g)

issued or authorized the issuance of additional shares of stock or any options, warrants or rights to acquire any shares of its stock, as the case may be, or made any contribution to the equity capital of any entity.

(h)

terminated or made any material amendment to any material contract, lease, license or any other material agreement, except in the ordinary course of business; or

entered into any agreement or understanding to do any of the foregoing.

3.17

Licenses.  Company (the "License Holder") duly holds all licenses, franchises, authorizations, permits, ordinances, certificates, consents and approvals (collectively, the "Licenses") of all governmental or regulatory agencies, whether Federal, provincial or local, necessary or appropriate to enable it to continue to conduct its business in all material respects as presently conducted. Schedule 3.17 reasonably identifies each material License in effect on the date of this Agreement. Each of the foregoing Licenses is in full force and effect and there are no pending modifications, amendments or revocation proceedings that would have a Material Adverse Effect. All material fees, including material franchise fees, due and payable to governmental authorities pursuant to the Licenses have been paid and no event has occurred which, individually or in the aggregate, and with or without the giving of notice or the lapse of time or both, would constitute grounds for revocation thereof and would have a Material Adverse Effect. The License Holder is in compliance with all of the terms of the Licenses and the operation of its business has been and is being conducted in accordance with all applicable provisions of such Licenses, except in each case for such matters of non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect. The License Holder is not in material default under any License, and there is no material condition, event or occurrence existing, or, to the best of Company's knowledge after due investigation, any proceeding threatened or being conducted, which would cause the termination, suspension, cancellation or non-renewal of any of the Licenses and which termination, suspension, cancellation or non-renewal would have a Material Adverse Effect.

3.18

Intellectual Properties.  Schedule 3.18 sets forth a list of all trademarks, trade names, service marks, copyrights or patents that Company has registered with the United States or Canada Patent and Trademark Office and the United States or Canada Copyright Office (collectively, "Intellectual Properties"). Except as set forth on Schedule 3.18 no proceedings have been instituted, or, to the knowledge of Company, are threatened which challenge the validity or the ownership of the Intellectual Properties. The Intellectual Properties owned by Company are in full force and effect and, to the knowledge of Company, are valid.

3.19

Compliance with Laws.  Except as previously disclosed to Purchaser, Company is in compliance with all federal, state, local and foreign laws, ordinances, rules, regulations and orders currently applicable to the businesses or properties of Company including, without limitation, all rules, regulations and administrative orders relating to anti-competitive practices, discrimination, employment, health, and safety, except for such matters of non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect. Schedule 3.19 contains a list of all judicial consents, orders or decrees under which Company is operating or by which it is bound, copies of which have been furnished to Purchaser.

3.20

Accuracy of Information Furnished.  No statement by Company contained in this Agreement or provided to Purchaser in writing contains any untrue statement of a material fact, or omits to state any material fact which is necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

ARTICLE 4

Representations and Warranties of Vendors and Debtors

          Each of the Vendors and the Debtors, as the case may be, and as to the Vendors severally and only in respect of and proportional with that number of Company Common Shares set out beside their respective names on Schedule 1.4 covenants, represents and warrants to the Purchaser as follows:

4.1

With respect to the Vendors, each Vendor has good and marketable title to  its Company Common Shares free and clear of all mortgages, security interests, charges, liens, encumbrances and claims or demands of any nature whatsoever or howsoever arising.

4.2

With respect to the Debtors, each Debtor has good and marketable title to its portion of the Convertible Debt, free and clear of all mortgages, security interests, charges, liens, encumbrances and claims or demands of any nature whatsoever or howsoever arising.

4.3

Each of the Vendors and Debtors has full power and authority to enter into this agreement.

4.4

Each of the Vendors and Debtors has received all the information it considers necessary or appropriate for deciding whether to complete the Share Exchange.  Each of the Vendors and Debtors has had an opportunity to ask questions and receive answers from the Company and the Purchaser regarding the terms and conditions of the Share Exchange and the business, properties, prospects and financial condition of the Purchaser, and the Purchaser has not refused any reasonable request made by any of the Vendors or the Debtors to provide such information.  The foregoing, however, does not limit or modify the representations and warranties of the Purchaser in Section 2 or the right of the Vendors, the Debtors or the Company to rely thereon.

4.5

Each of the Vendors and Debtors is an investor in securities and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Share Exchange.

4.6

This Agreement is made with such Vendor or Debtors in reliance upon such Vendor’s or Debtor's representation that the Purchaser Common Stock will be acquired for investment for such Vendor’s or Debtor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Vendor or Debtor has no present intention of selling, granting any participation in or otherwise distributing the same.  By executing this Agreement, such Vendor or Debtor further represents that such Vendor or Debtor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Purchased Shares.

4.7

Except for those of the Vendors and Debtors listed on Schedule 4.7, each of the Vendors and Debtors is (i) a Canadian Resident as defined in the Income Tax Act of Canada and is not a United States person (as that term is defined by Regulation S under the 1933 Act, as presently in effect) or (ii) an “accredited investor” within the meaning of Rule 501 of the General Rules and Regulations promulgated under the 1933 Act, as presently in effect.

ARTICLE 5

Conduct of Business Pending the Share Exchange

5.1

Conduct of Business Prior to the Closing Date.  Except as set forth on Schedule 5.1, Company and Purchaser each covenant and agree that, prior to the Closing Date, unless the other party shall otherwise agree in writing (which agreement shall not be unreasonably withheld or delayed) or as otherwise expressly permitted or specifically contemplated by this Agreement:

(a)

The business of Company shall be conducted only in, and Company shall not take any action except in, the ordinary course of business, and Company shall use its best efforts to maintain and preserve its business organization, assets, employees and business relationships; and

(b)

The business of Purchaser shall be conducted only in, and Purchaser shall not take any action except in, the ordinary course of business, and Purchaser shall use its best efforts to maintain and preserve its business organization, assets, employees and business relationships.

ARTICLE 6

Access to Information

6.1

Access to Information; Confidentiality.  From the date hereof until the Closing Date, each party hereto shall cause its officers, directors, employees and agents to afford to the other party and to the officers, employees, agents and financing sources of the other party reasonable access during normal business hours to their officers, employees, agents, properties, books records and contracts, and shall furnish the other party all existing financial, operating and other data and information as may be reasonably requested; provided, however, that all such requests shall initially be directed to Company's executive officers.  Purchaser shall give Company at least two business days' notice prior to any visit to Company's facilities.

ARTICLE 7

Conditions to the Share Exchange

7.1

Conditions Precedent to the Obligation of Each Party to Effect the Share Exchange.  The respective obligations of each party to effect the Share Exchange shall be subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

(a)

This Agreement shall have been approved by Vendors who collectively hold not less than 50.1% of the outstanding Company Common Stock as of the date hereof as evidenced by their signatures hereon.

(b)

The Directors of Purchaser shall have serially resigned and the vacancies filled by appointment of a Board of Directors consisting of Edward Munden as Chairman of the Board and those persons approved by him.

(c)

No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect which would (i) make the acquisition or holding by Purchaser or its affiliates of the shares of Company Common Stock illegal or (ii) otherwise prevent the consummation of the Share Exchange.

7.2

Conditions Precedent to the Obligation of Company, the Vendors and the Debtors.  The obligation of Company, the Vendors and the Debtors to effect the Share Exchange is also subject to each of the following conditions:

(a)

Purchaser shall have delivered irrevocable instructions to its transfer agent to issue those number of shares of Purchaser Common Stock to (i) each Vendor respectively as is set out beside its name in Schedule 1.4 and (ii) each Debtor respectively as is set out beside its name in Schedule 1.5.

(b)

Purchaser shall have performed in all material respects each material obligation to be performed by it hereunder on or prior to the Closing.

(c)

The representations and warranties of Purchaser set forth in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time, except as affected by transactions contemplated or permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; provided, however, that the representations and warranties shall be true and correct only to the extent that neither individually nor in the aggregate do the facts underlying the breaches thereof have a Material Adverse Effect on the financial condition, business or results of operations of Purchaser taken as a whole.

(d)

Purchaser shall have delivered a certificate from the state of Nevada certifying that Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada.

(e)

Purchaser shall have provided evidence that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Purchaser's Board of Directors and that no other shareholder or corporate proceedings on the part of Purchaser are necessary to authorize this Agreement and the transactions contemplated hereby.

7.3

Conditions Precedent to the Obligations of Purchaser.  The obligations of Purchaser to effect the Share Exchange are also subject to each of the following conditions:

(a)

The Vendors, or their authorized representative, shall have delivered their respective shares of Company Common Stock duly endorsed for transfer to the Purchaser together with such other documentation as the Purchaser may reasonably require to effect such transfer;

(b)

Company shall have performed in all material respects each material obligation to be performed by it hereunder on or prior to the Closing Date.

(c)

The representations and warranties of Company and the Vendors set forth in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time, except as affected by transactions contemplated or permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; provided, however, that the representations and warranties shall be true and correct only to the extent that neither individually nor in the aggregate do the facts underlying the breaches thereof have a Material Adverse Effect.

(d)

 Company shall have delivered a certificate from the government of Canada certifying that Company is a corporation duly organized, validly existing and in good standing under the laws of Canada.

(e)

Company shall have provided evidence that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Company's Board of Directors and that no other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement and the transactions contemplated hereby.

ARTICLE 8

Other Matters Of Particular Concern To The Vendors And Debtors

8.1

Restricted Shares.  Each of the Vendors and Debtors acknowledges that the Purchaser Common Stock to be issued in exchange for the shares of Company Common Stock or conversion of the Convertible Debt have not been registered pursuant to the securities laws of any jurisdiction and are being issued pursuant to exemptions from registration contained in the Securities Act (Ontario) (the "Ontario Securities Act") and the 1933 Act, and the Purchaser Common Stock may only be sold in a jurisdiction in accordance with the restrictions on resale prescribed under the laws of the jurisdiction in which such shares are sold, all of which may vary depending on the jurisdiction.  The shares of Purchaser Common Stock to be issued in connection with the Share Exchange are "restricted securities," as defined in Rule 144 of the General Rules and Regulations promulgated under the 1933 Act.  All certificates representing the Purchaser Common Stock and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend, or one substantially similar thereto:

“The securities represented by this certificate have not been registered under the Securities Act of 1933. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these securities under the Securities Act of 1933 or an opinion of the Company’s counsel that registration is not required under said Act.”

Each of the Vendors and Debtors is aware that the Company is not a "reporting issuer" as defined in the Ontario Securities Act and as a consequence the shares of Purchaser Common Stock are restricted from transfer within the province of Ontario indefinitely or for an applicable hold period or seasoning period has passed after the Company becomes a "reporting issuer." Further, each of the Vendors and Debtors is aware that the Company has no obligation or present intention of becoming a "reporting issuer" in the Province of Ontario.

8.2

Other matters.  Each of the Vendors and Debtors acknowledges that he, she or it as the case may be, has been advised by the Company to seek independent legal and tax advice in respect of this Agreement and the transactions contemplated thereby and each has had full and sufficient opportunity to seek such advice and ask and received answers to any questions that he, she or it may have had as a result.

ARTICLE 9

Debtor Approval

9.1

Debtor Approval.  Each of the Debtors set out in Schedule 1.5 consents to the Share Exchange and  as evidenced by their signatures hereon.  Prior to the Closing Date, the Company covenants and agrees with each of the Debtors not to transfer or encumber the assets of the Company or do anything that would have a Material Adverse Effect on the security of the loans held by such Debtors.

ARTICLE 10

Closing Date

10.1

Closing Date.  The Share Exchange shall be close on September 16, 2003 unless otherwise extended by the parties hereto (the "Closing Date").

ARTICLE 11

Miscellaneous

11.1

Facsimile Signature; Counterparts.  This Agreement may be executed by facsimile signature and in any number of counterparts and all of such counterparts and copies shall be and constitute an original instrument.

11.2

Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada.

11.3

Amendment. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the parties hereto.

11.4

Invalid Provisions.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.  Furthermore, the parties hereto shall negotiate in good faith to duly amend this Agreement by replacing such illegal, invalid or unenforceable provision with a legal, valid and enforceable provision, the economic effect of which comes as close as possible to that of such illegal, invalid or unenforceable provision.

11.5

Entire Agreement.  This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supercedes all prior agreements, written or oral, with respect thereto.

[next page is signature page]

IN WITNESS WHEREOF, this Share Exchange Agreement has been adopted by the undersigned corporations as of this 16th day of September, 2003.

DataJungle Ltd.

By:_______________________

By:__________________________

     Denes Bartakovich, President

     Larry Bruce, Vice President Finance

Quad Metals Corporation

By:________________________

By:__________________________

     Robert W. O’Brien, President

     Martyn Powell, Secretary & Treasurer

[next page is Vendor and Debtor signature page]

Vendor and Debtor Signature Page

The undersigned hereby agrees to be bound by and to observe all of the terms and conditions of this Agreement and all of the benefits of the Agreement shall inure to the undersigned as a Vendor or Debtor, as the case may be, thereunder.  The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement.  Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

Dated as of September ___, 2003

DEBTORS

VENDORS

_______________________________

_____________________________

Utopia Investment Holdings, Inc.

228 Holding BV

Name: _________________________

Name: _______________________

Title: __________________________

Title: ________________________

_______________________________

_____________________________

Frank Snape

Denes Bartakovich in Trust

_______________________________

_____________________________

Robert Lendvai

George Beckerman

_______________________________

_____________________________

Robert Lewis

Linda Benn

_______________________________

_____________________________

Renny Ponvert

Lawrence Bruce in Trust

_____________________________

Laurie Mulvagh

_____________________________

The Carter Family Trust

_____________________________

Tasso Coin

_____________________________

Timothy Dorgan

VENDORS (continued)

______________________________

____________________________

Robert Evans

C. Marshall Graham

______________________________

____________________________

Isosceles Capital Management Inc.

Theresa Lindsay

Name: ________________________

Title: _________________________

______________________________

_____________________________

Andre Maisonneuve

Robin Mateosian

______________________________

_____________________________

Kevin McGovern

Metro International LLC

Name: _______________________

Title: ________________________

_______________________________

_____________________________

James Wesley Moore

Sandra Poole Moore

_______________________________

_____________________________

Dorothy Munden

Thomas & Jennifer Parkinson

_______________________________

_____________________________

Andrew Parkinson

Renny Ponvert

_______________________________

_____________________________

Warren Ponvert

Kenneth Poole

_______________________________

_____________________________

Robert Poole in Trust

Mark Van Stekelenburg

_______________________________

_____________________________

Alan Turem

Terry White

_______________________________

Alan Yarbro

SCHEDULES

1.4

Shareholders of Company

Name

Address

          Company        Purchaser

           Common        Common

                                                                                                                          Stock

      Stock

228 Holding BV

3260 AH Oud-Beijerland

           125,000

 75,000

Box 1341

The Netherlands

Denes Bartakovich in Trust

23 Wycliffe

        3,195,805        1,917,483

Nepean, Ontario

K2G 5M1

George Beckerman

1229 Nineteenth St.,N.W.

12,500

    7,500

Washington,  D.C.,

USA, 20036

Linda Benn

30 Metcalfe, Suite 620

157,167

 94,301

Ottawa, Ontario, K1P 5L4

Lawrence Bruce in Trust

75 Stinson Avenue

           759,355           455,613

 Nepean, Ontario, K2H 6N6

Laurie Mulvagh

30 Metcalfe, Suite 620,

 63,000

 37,800

Ottawa, Ontario, K1P

The Carter Family Trust

37 Marble Arch Crescent

        1,261,955           757,173

Nepean, Ontario, K2G

Tasso Coin

55 West Monroe, Suite 500

 50,000

 30,000

Chicago, Illinois

USA, 60603

Timothy Dorgan

350 May

 62,500

 37,500

Glen Ellyn, Illinois

USA, 60137

Robert Evans

Box 546, Fishers Island

 62,500

 37,500

NY, USA, 06390

C. Marshall Graham

1229 Nineteenth St.,N.W.

   3,125

   1,875

Washington, D.C.

USA, 20036

Name

Address

          Company        Purchaser

           Common        Common

                                                                                                                          Stock

      Stock

Isosceles Capital Management Inc.

30 Metcalfe, Suite 620

115,499

 69,300

Ottawa, Ontario, K1P 5L4

Theresa Lindsay

3004 Destin Lane

  62,500

 37,500

Denton, Texas

USA, 76205

Andre Maisonneuve

30 Metcalfe, Suite 620

100,000

 60,000

Ottawa, Ontario, K1P 5L4

Robin

Mateosian

137 Fifth Avenue

   62,500

 37,500

7th Floor

New York, NY

USA, 10010

Kevin McGovern

11356 Homewood

           125,000

 75,000

Ellicott City, MD,

USA, 21042

Metro International Mortgage LLC

P. O. Box 770246

 62,500

 37,500

Memphis, TN

USA, 38177

James Wesley Moore

1276 Tintern

 16,778

 10,067

Greely, Ontario, K4P 1B3

Sandra Poole Moore

1276 Tintern

 16,778

 10,067

Greely, Ontario, K4P 1B3

Dorothy Munden

30 Metcalfe, Suite 620

157,167

 94,301

Ottawa, Ontario, K1P 5L4

Thomas & Jennifer Parkinson

1128 Cherry

           137,500

 82,500

Winnetka, Ilinois,

USA, 60093

Andrew Parkinson

280 Forest

 62,500

 37,500

Winnetka, Illinois,

USA, 60093

Renny Ponvert

5704 Gloster Road

        2,562,250        1,537,350

Bethesda, MD

USA, 20816

Name

Address

          Company        Purchaser

           Common        Common

                                                                                                                          Stock

      Stock

Warren Ponvert

1355 N.Lake

 25,000

 15,000

Palm Beach

FL, USA, 33480

Kenneth Poole

941 Black Road

 33,558

 20,135

Oxford Station, Ontario

K0G 1T0

Robert Poole in Trust

941 Black Road

        3,173,255        1,903,953

Oxford Station, Ontario,

K0G 1T0

Mark Van Stekelenburg

1101 Neils Fort

           175,000           105,000

Greensboro, GA,

USA, 30642

Alan Turem

4651 Roswell Road, N.E.

 62,500

 37,500

Suite 105-B

Atlanta, Georgia

USA, 30342-3048

Terry White

30 Metcalfe, Suite 620

157,167

 94,301

Ottawa, Ontario, K1P 5L4

Alan Yarbro

6606 Darnall

 62,500

 37,500

Ruxton, MD, USA, 21204

______________________________________________________________________________

Total common shares

      12,922,859        7,753,719

1.5

Debtors of Company – as at September 15, 2003

Name

Address

Convertible Debt

Purchaser

($CAD)

 Common

    Stock

(at C$0.15)

______________________________________________________________________________

Utopia Investment

c/o Alan Turem

667,893.50

4,452,624

Holdings, Inc.

4651 Roswell Road

Suite 105-B

Atlanta, Georgia

30342

Frank Snape

20 Devlin Place

  22,780.20

   151,868

Aurora, Ontario

L4G 5W6

Robert Lendvai

VisualPlant

  11,039.09

     73,594

140 Fullarton Street

9th Floor

London, Ontario

N6A 5P2

Robert Lewis

1901 Camborne Cres.

  11,158.19

     74,388

Ottawa, Ontario

K1H 7B6

Renny Ponvert

5704 Gloster Road

  74,520.97

   496,807

Bethesda, Maryland

20816

Total

 787,391.95

5,249,281

1.6

Options of Company – as at September 15, 2003

Name

        Company

   Purchaser

           Options

       Options

_____________________________________________________________________________

Abowd, Stephen

Balchin, Paul

Bruce, Larry

Charboneau, Don

Corrigan, Robb

Dunlop, Mike

Ganti, Sri

Gunner, Mark

Johnston, Sue

Leong, Kenneth

Lendvai, Robert

Sotelo, Cas

Synowski, John

Scherbinsky, Albert

Van Stekelenberg, Mark

         ________________________

Total

         1,398,075

        838,848

PURCHASER

2.3

Capitalization – nothing to report

2.6

Assets – nothing to report

2.7

Liabilities – nothing to report

2.10

Litigation – nothing to report

2.11

Taxes – nothing to report

2.15

Brokerage Fees – nothing to report

2.16

Absence of Certain Changes – nothing to report

2.17

Compliance with Laws – nothing to report

COMPANY

3.4

Rights to Issue

Options listed in Schedule 1.6

Convertible promissory note in favor of Capital House Corporation in the amount of C$601,395.31 including accrued interest as at September 15, 2003.  Provides for conversion into Purchaser Common Stock on or after the Closing Date at the rate of 6.6667 shares of Purchaser Common Stock for each C$1.00 of the note so converted.

3.7

Assets

Lease for office space at 1 Hines Road, Suite 202, Kanata, Ontario, Canada, K2K 3C7.  Monthly rent of $9,451 CAD (approximately $6,895 USD).

3.8

Liabilities

Amounts due as at June 30, 2003 with respect to former fee agreements - $16,663 CAD (approximately $12,157 USD)

Amounts due as at June 30, 2003 to former employees - $23,076 CAD (approximately $16,835 USD)

Amounts due as at June 30, 2003 to current employees - $34,207 CAD (approximately $24,956 USD)

Amounts accrued as at June 30, 2003 relating to vacation pay to current employees - $55,891 CAD (approximately $40,776 USD)

3.9

Employees

Name

Balchin, Paul

Bartakovich, Denes

Bruce, Larry

Carter, Don

Charboneau, Don

Leong, Kenneth

Ganti, Sri

Johnston, Sue

Poole, Robert

Synowski, John

Scherbinsky, Albert

3.11 Litigation

Potential action by a creditor of the company with respect to a $43,885 CAD (approximately $32,016 USD) repayable contribution as disclosed in the Financial Statements

3.12

Taxes

Company has complied with paragraph 3.12 with the exception of $23,686 (approximately $17,000 USD) in source deductions due on September 15, 2003.  One annual filing outstanding with the Government of Canada relating to notification of annual meeting for the year-ended June 30, 2002.

3.15

Brokerage Fees

None

3.16

Absence of Certain Changes

Granted 40,000 options (exercise price of $0.15 CAD) to a current employee of the Company in accordance with Company practice.

3.17

Licenses

No material licenses

3.18

Intellectual Properties

No trademarks, trade names, service marks, copyrights or patents registered in Canada or the U.S.

3.19

Compliance with Laws

No judicial consents, orders or decrees.  No proceeding against the Company.

VENDORS AND DEBTORS

4.7

All are accredited investors in accordance with Rule 501 of the 1933 Act or not a U.S. person as defined by Regulation S of the 1933 Act.

CONDUCT OF BUSINESS

5.1

Conduct of Business Prior to the Closing Date

Company – not applicable

Purchaser – not applicable